UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  May 28, 2009

TAKE-TWO INTERACTIVE SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29230	51-0350842
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

622 Broadway
New York, New York		10012
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (646) 536-2842

Registrant’s Former Name or Address, if changed since last report:  N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01             ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Underwriting Agreement

On May 28, 2009, Take-Two Interactive Software, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) pursuant to which the Company agreed to sell up to $120,000,000 aggregate principal amount of 4.375% Senior Convertible Notes Due 2014 (the “Underwritten Notes”) and, at the option of the underwriters party to the Underwriting Agreement (the “Underwriters”), up to an additional $18,000,000 aggregate principal amount of such 4.375% Senior Convertible Notes Due 2014 (the “Option Notes” and, together with the Underwritten Notes, the “Notes”) in a public offering (the “Offering”).  J.P. Morgan Securities Inc. and Barclays Capital Inc. are acting as joint book-running managers and Citigroup Global Markets Inc. is co-manager for the Offering.  On May 29, 2009, the Underwriters exercised their option in respect of the Option Notes.  The Notes will be governed by an Indenture and a Supplemental Indenture to be entered into by and between the Company and The Bank of New York Mellon, as Trustee.  The offering of the Notes and the common stock, par value $.01 per share, of the Company issuable upon conversion of the Notes has been registered with the Securities and Exchange Commission on a Registration Statement on Form S-3 (Registration No. 333-159499).

The description of the Underwriting Agreement in this Current Report is a summary only and is qualified in its entirety by reference to the terms of the Underwriting Agreement contained in the copy of such agreement attached as Exhibit 1.1 hereto and incorporated herein by reference.

Convertible Note Hedge and Warrant Transactions

On May 28, 2009, the Company entered into (i) convertible note hedge transactions in connection with the Underwritten Notes with each of JPMorgan Chase Bank, National Association and Barclays Bank PLC (together, the “Hedge Counterparties”) and (ii) warrant transactions in connection with the Underwritten Notes with the Hedge Counterparties.  In connection with the exercise of the option in respect of the Option Notes, the Company entered into (iii) additional convertible note hedge transactions with the Hedge Counterparties and (iv) additional warrant transactions with the Hedge Counterparties.  The transactions referenced in clauses (i) and (iii) are referred to herein as the “Convertible Note Hedge Transactions” and the transactions referenced in clauses (ii) and (iv) are referred to herein as the “Warrant Transactions.”  The Company used approximately $17.25 million of the net proceeds from the offering of the Notes to fund the cost of the Convertible Note Hedge Transactions.

The Convertible Note Hedge Transactions involve the Company purchasing call options from the Hedge Counterparties, and the Warrant Transactions involve the Company selling call options to the Hedge Counterparties with a higher strike price than the purchased call options.

The Convertible Note Hedge Transactions are subject to certain adjustments substantially similar to those applicable to the Notes.  The Convertible Note Hedge Transactions are expected to reduce the potential dilution to the Company’s common stock upon conversion of the Notes.  Because the Company sold warrants to the Hedge Counterparties in the Warrant Transactions, the mitigating effect on dilution of the Convertible Note Hedge Transactions will be capped, which means that the Convertible Note Hedge Transactions may not completely mitigate dilution from conversion of the Notes.  The exercise of the warrants by the Hedge Counterparties under the Warrant Transactions could have a dilutive effect on the Company’s common stock to the extent the market price per share of the Company’s common stock at the time of exercise exceeded the higher strike price of the warrants.  Further, the extent to which the Convertible Note Hedge Transactions mitigate dilution will also depend on the Company’s choice of settlement method.

The description of the Convertible Note Hedge Transactions and the Warrant Transactions in this Current Report is a summary only and is qualified in its entirety by reference to the terms of the Convertible Note Hedge Transactions and Warrant Transactions contained in the copies of the Convertible Note Hedge Transaction Confirmations and Warrant Transaction Confirmations attached as Exhibits 10.1-10.8 hereto and incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description of Exhibit

1.1

Underwriting Agreement, dated May 28, 2009, among Take-Two Interactive Software, Inc. and J.P. Morgan Securities Inc. and Barclays Capital Inc., as Representatives of the several Underwriters listed on Schedule 1 thereto.

10.1	Convertible Note Hedge Transaction Confirmation, May 28, 2009, between Take-Two Interactive Software, Inc. and JPMorgan Chase Bank, National Association, as dealer.

10.2	Convertible Note Hedge Transaction Confirmation, May 28, 2009, between Take-Two Interactive Software, Inc. and Barclays Bank PLC, as dealer.

10.3	Convertible Note Hedge Transaction Confirmation, dated May 29, 2009, between Take-Two Interactive Software, Inc. and JPMorgan Chase Bank, National Association, as dealer.

10.4	Convertible Note Hedge Transaction Confirmation, dated May 29, 2009, between Take-Two Interactive Software, Inc. and Barclays Bank PLC, as dealer.

10.5	Warrant Transaction Confirmation, dated May 28, 2009, between Take-Two Interactive Software, Inc. and JPMorgan Chase Bank, National Association, as dealer.

10.6	Warrant Transaction Confirmation, dated May 28, 2009, between Take-Two Interactive Software, Inc. and Barclays Bank PLC, as dealer.

10.7	Warrant Transaction Confirmation, dated May 29, 2009, between Take-Two Interactive Software, Inc. and JPMorgan Chase Bank, National Association, as dealer.

10.8	Warrant Transaction Confirmation, dated May 29, 2009, between Take-Two Interactive Software, Inc. and Barclays Bank PLC, as dealer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAKE-TWO INTERACTIVE SOFTWARE, INC.

	By:	/s/ Daniel P. Emerson
	Name:	Daniel P. Emerson
	Title:	Vice President, Associate General Counsel and Secretary
Date: June 2, 2009

EXHIBIT INDEX

Exhibits	Description
1.1

Underwriting Agreement, dated May 28, 2009, among Take-Two Interactive Software, Inc. and J.P. Morgan Securities Inc. and Barclays Capital Inc., as Representatives of the several Underwriters listed on Schedule 1 thereto.

10.1	Convertible Note Hedge Transaction Confirmation, May 28, 2009, between Take-Two Interactive Software, Inc. and JPMorgan Chase Bank, National Association, as dealer.
10.2	Convertible Note Hedge Transaction Confirmation, May 28, 2009, between Take-Two Interactive Software, Inc. and Barclays Bank PLC, as dealer.
10.3	Convertible Note Hedge Transaction Confirmation, dated May 29, 2009, between Take-Two Interactive Software, Inc. and JPMorgan Chase Bank, National Association, as dealer.
10.4	Convertible Note Hedge Transaction Confirmation, dated May 29, 2009, between Take-Two Interactive Software, Inc. and Barclays Bank PLC, as dealer.
10.5	Warrant Transaction Confirmation, dated May 28, 2009, between Take-Two Interactive Software, Inc. and JPMorgan Chase Bank, National Association, as dealer.
10.6	Warrant Transaction Confirmation, dated May 28, 2009, between Take-Two Interactive Software, Inc. and Barclays Bank PLC, as dealer.
10.7	Warrant Transaction Confirmation, dated May 29, 2009, between Take-Two Interactive Software, Inc. and JPMorgan Chase Bank, National Association, as dealer.
10.8	Warrant Transaction Confirmation, dated May 29, 2009, between Take-Two Interactive Software, Inc. and Barclays Bank PLC, as dealer.